                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the


                        SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  June 10, 1996


                      HEALTH MANAGEMENT ASSOCIATES, INC.
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            (Exact name of Registrant as specified in its charter)


      DELAWARE                     000-18799              61-0963645
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(State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)              File Number)       Identification No.)


5811 PELICAN BAY BLVD., SUITE 500, NAPLES, FLORIDA     33963-2710
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     (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (941)598-3131



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         (Former name or former address, if changed since last report)



                       This report consists of 75 pages.

 Item 2.  Acquisition or Disposition of Assets
 ---------------------------------------------

  On June 10, 1996 the Company completed the acquisition of the Midwest City Regional Hospital, a 208-bed hospital located in Midwest City, Oklahoma County, Oklahoma. The transaction, which was the result of an arms-length negotiation, includes a thirty year lease of the buildings and equipment from the Midwest City Memorial Hospital Authority. To complete the transaction, the Company defeased two outstanding bond issues, paid off the balance of an outstanding mortgage, and assumed certain other debt at closing. In addition, the Company purchased the hospital's working capital as of May 31, 1996, which is subject to post-closing settlement upon completion of an independent audit.

  The total acquisition cost was approximately $69,776,000. The following summarizes a preliminary allocation of the transaction cost to the major categories of assets acquired and liabilities assumed:

       Working capital                 $ 6,463,000
       Leasehold acquisition cost-
            buildings and equipment     64,600,000
       Long-term debt                   (1,287,000)
                                       -----------

                                       $69,776,000
                                       ===========

  The source of funds for the acquisition was cash on hand of the Company. The Company intends to continue use of the assets acquired as a hospital facility.

  The above transaction was closed effective June 10, 1996 pursuant to a Definitive Agreement and Lease Agreement, both dated May 21, 1996 among Midwest City Memorial Hospital Authority, an Oklahoma Public Trust, and Midwest City HMA, Inc. and Health Management Associates, Inc. The foregoing description of the acquisition is qualified in its entirety by reference to the Definitive Agreement and Lease Agreement, which are filed as Exhibit 2.1 at page 8 of this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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  (a) and (b)  Financial Statements and Pro Forma Financial Information

  At the time of this Report, it is impracticable to provide the financial statements (including a manually-signed accountants' report) and the unaudited pro forma financial information required by Item 7(a) and (b) of Form 8-K. The required financial statements, manually-signed accountants' report and unaudited pro forma financial information will be filed by the Registrant, under cover of Form 8-K/A, as soon as practicable, but not later than August 23, 1996.

  (c)  Exhibits

  See Index to Exhibits

                                  SIGNATURES
                                  ----------


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            Health Management Associates, Inc.
                            ----------------------------------
                                        (Registrant)



                            By: /s/ Stephen M. Ray
                               -------------------------------
                               Stephen M. Ray
                               Senior Vice President - Finance
                               (Duly authorized officer and
                               Principal Financial Officer)

Date:  June 17, 1996

                               INDEX TO EXHIBITS

(1)  Underwriting agreement

     Not applicable

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession.

     2.1 Definitive Agreement and Lease Agreement, both dated May 21, 1996, among Midwest City Memorial Hospital Authority, an Oklahoma Public Trust, and Midwest City HMA, Inc. and Health Management Associates, Inc. are included herein as Exhibit 2.1 at page 8 of this Report.


(4)  Instruments defining the rights of security holders, including indentures.

     The Fourth Restated Certificate of Incorporation, previously filed and included as Exhibit 3.4 to the Company's Registration Statement on Form S-1, Amendment No. 2 (Registration No. 33-36406), is incorporated herein by reference.

     The Certificate of Amendment of the Fourth Restated Certificate of Incorporation, previously included as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1992, is incorporated herein by reference.

     By-laws, as amended, previously filed and included as Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1995, is incorporated herein by reference.

     Amended and Restated Credit Agreement, dated September 29, 1998, between Liberty National Bank and Trust Company of Louisville, the Company, HMA Holding Corp. and certain subsidiaries, including subsequent Amendments One through Five thereto, previously filed and included as Exhibits 4.7 through
     4.11 and 4.15 to the Company's Registration Statement on Form S-1 (Registration No. 33-36406), is incorporated herein by reference.

     Sixth Amendment to Amended and Restated Credit Agreement, dated June 10, 1991, between the Company and Liberty National Bank and Trust Company of Louisville, previously filed and included as Exhibit 4.17 to the Company's Registration Statement on Form S-1 (Registration No. 33-43193), is incorporated herein by reference.

     Seventh Amendment to Amended and Restated Credit Agreement, dated June 16, 1992, between the Company and Liberty National Bank and Trust Company of Louisville, previously filed and included as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, is incorporated herein by reference.

     Eighth Amendment to Amended and Restated Credit Agreement, dated November 30, 1992, between the Company and Liberty National Bank and Trust Company of Louisville, previously filed and included as Exhibit 4.10 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1992, is incorporated herein by reference.

     Ninth Amendment to Amended and Restated Credit Agreement, dated October 18, 1993, between the Company and Liberty National Bank and Trust Company of Louisville, previously filed and included as Exhibit 4.14 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1993, is incorporated herein by reference.

     Term Loan Agreement among Riverview Regional Medical Center, Inc. and NCNB National Bank of Florida, the Bank of Nova Scotia and the Banks named therein, dated July 6, 1992, Parent Guaranty Agreement made as of July 6, 1992, and Interest Rate Swap transaction, effective July 15, 1992, previously filed and included as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, is incorporated herein by reference.

     Fourth Amended and Restated Credit and Reimbursement Agreement among the Company and NationsBank of Florida National Association and the Banks named therein, dated December 1, 1994, previously filed and included as Exhibit
     4.12 to the Company's Annual Report on Form 10-K for the year ended September 30, 1994, is incorporated herein by reference.

     Amended and Restated Parent Guaranty Agreement of Health Management Associates, Inc. related to a Term Loan agreement made July 6, 1992 among Riverview Regional Medical Center, Inc., NationsBank of Florida, National Association, and the Banks named therein, made as of December 1, 1994, previously filed and included as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, is incorporated herein by reference.

     Credit Agreement between Gaffney HMA, Inc. and First Union National Bank of North Carolina, dated September 2, 1993, and Guaranty Agreement between Health Management Associates, Inc. and First Union National Bank of North Carolina, made as of

     September 2, 1993, previously filed and included as Exhibit
     4.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, are incorporated herein by reference.

     Modification Agreement (to the Guaranty Agreement between Health Management Associates, Inc. and First Union National Bank of North Carolina related to the Credit Agreement dated September 2, 1993 between Gaffney HMA, Inc. and First Union National Bank of North Carolina) between Health Management Associates, Inc. and First Union National Bank of North Carolina, made as of December 16, 1994, previously filed and included as Exhibit 4.3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, is incorporated herein by reference.

     Modification Agreement (to the Guaranty Agreement dated November 20, 1987 for a Mortgage Construction Loan to Orlando HMA, Inc.) by and between Health Management Associates, Inc. and First Union National Bank of Florida, made as of April 10, 1995, previously filed and included as
     Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, is incorporated herein by reference.

     Modification Agreement (to the Guaranty Agreement dated August 19, 1988 for a Mortgage Construction Loan to Martin HMA, Inc.) by and between Health Management Associates, Inc. and First Union National Bank of Florida, made as of April 10, 1995, previously filed and included as Exhibit 4.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995 is incorporated herein by reference.

(16) Letter re change in certifying accountant

     Not applicable.

(17) Letter re director resignation

     Not applicable.

(20) Other documents of statements to security holders

     Not applicable.

(23) Consents of experts and counsel.

     Not applicable.

(24) Power of Attorney.

     Not applicable.

(27) Financial Data Schedule.

     Not applicable.

(99) Additional Exhibits.

     Not applicable.



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